                                 [ZURICH LOGO]


                         '98 Zurich YieldWise Money Fund





         Annual Report to Shareholders for the Year Ended July 31, 1998

TABLE OF CONTENTS

SUBJECT                              PAGE


1
Fund Objective
2
Performance Summary
3
Variables Affecting Performance
4
Performance Update
7
Terms To Know
8
Portfolio Composition
9
Portfolio Of Investments
16
Report Of Independent Auditors
18
Financial Statements
22
Financial Highlights

FUND OBJECTIVE

Zurich Yieldwise money fund is an open-end, diversified, management investment company which seeks maximum current income to the extent consistent with stability of principal by investing in high-quality, short-term money market instruments. the fund is designed for investors who are willing to make high minimum investments and to pay for certain individual transactions in order to pursue higher yields through lower costs.

An investment in money market funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that a fund will be able to maintain a stable $1.00 share value.

PERFORMANCE SUMMARY

YIELD COMPARISON                 FUND YIELD VS. FIRST TIER MONEY MARKET FUNDS
Zurich YieldWise Money
Fund* is compared to                 [WEEKLY 7-DAY AVERAGE YIELD GRAPH]
its IBC Financial Data
category -- The First                                        First Tier Money
Tier Money Market Fund                      Fund Yield         Market Funds
Average which consists
of all non-                      8/5/97       5.77%               4.95%
institutional taxable            9/5/97       5.68%               4.95%
money market funds              10/3/97       5.73%               4.95%
investing in only               11/7/97       5.71%               4.95%
first tier (highest             12/5/97       5.79%               5.00%
rating) securities               1/2/98       5.98%               5.07%
tracked by IBC                   2/6/98       5.77%               4.99%
Financial Data.                  3/6/98       5.68%               4.96%
Returns are historical           4/3/98       5.59%               4.93%
and do not guarantee             5/1/98       5.61%               4.90%
future results. Fund             6/5/98       5.52%               4.92%
yields fluctuate.                7/3/98       5.54%               4.94%
                                7/28/98       5.46%               4.92%
7-day yield is the
annualized net
investment income per
share for the period
shown. Gains or losses
are not included.

LIPPER RANKING
Lipper Analytical                            LIPPER RANKING
Services, Inc.                   ------------------------------------------
rankings are based                 Top Fund     #1 of 302 funds    1 Year
upon changes in net
asset value with all
dividends reinvested
for the year ended
7/31/98. Rankings are
historical and do not
guarantee future
performance. The
Lipper category used
for comparison is the
Lipper Money Market
Instrument Fund
category.

* Performance reflects a partial fee waiver and expense absorption during the year which improved results. Otherwise, the 7-day average yield would have been 5.28% on 7/28/98.

VARIABLES AFFECTING
PERFORMANCE

The investment manager invests in high-quality, short-term securities that are consistent with the fund's specific objective.

Our primary goal is to provide competitive yields while maintaining preservation of principal and a high degree of liquidity. The specific securities portfolio managers select have a major impact on reaching our goal. However, they must continuously analyze other variables which affect share price stability and fund performance. Traditionally, there are three important variables which are factored into the decision-making process:

MONETARY POLICY

Monetary Policy is managed by the Federal Reserve Board (the "Fed") and has a direct impact on short-term interest rates. If the Fed determines that inflation is climbing, it will enact a policy to decrease or "tighten" the money supply. With less money available, money lenders can command higher interest rates on the money market securities they sell. On the other hand, if the Fed determines the economy is heading toward a recession, it will increase or "ease" the money supply. With more money for borrowers to access, the interest rates for money market securities decline.

INTEREST RATES

Interest Rates will affect money fund yields because as investments mature, the cash received will be reinvested at current money market rates which could be either higher or lower. Reinvesting at higher interest rates generally means higher yields for money funds and reinvesting at lower rates generally means lower yields.

AVERAGE LENGTH OF MATURITY

Average Length of Maturity affects the timing of reinvesting cash from maturing investments. If interest rates are expected to rise, decreasing the portfolio's average length of maturity would enable the Fund to purchase higher-yielding money market securities sooner. Conversely, if rates were expected to decrease, the Fund would invest in money market securities with a longer length of maturity in order to maintain higher yields longer.

(ALSO SEE "TERMS TO KNOW" SECTION)

PERFORMANCE UPDATE

AN INTERVIEW WITH PORTFOLIO MANAGER FRANK RACHWALSKI

[RACHWALSKI PHOTO]

Although the U.S. economy sustained its healthy growth trend throughout the entire report period (8/1/97 to 7/31/98), the economic crisis in Asia extinguished many signs of inflation. The Federal Reserve Board held their position on interest rates as they maintained their "wait and see" policy. Lead portfolio manager Frank Rachwalski discusses the market and Zurich YieldWise Money Fund's performance during that time.

FRANK RACHWALSKI IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF ZURICH YIELDWISE MONEY FUND. MR. RACHWALSKI HOLDS A B.B.A. AND AN M.B.A. DEGREE FROM LOYOLA UNIVERSITY.

Q       FRANK, IN LOOKING BACK OVER THE LAST 12 MONTHS, WE SAW STEADY ECONOMIC
GROWTH WITH MINIMAL INFLATION. WHAT FACTORS HELPED MAINTAIN THIS HEALTHY FINANCIAL CLIMATE?

A       Employment levels remained high throughout this period giving more people money to spend. While this fueled the U.S. economy, the economic problems in Asia that surfaced in October 1997 continued well into 1998, with the Japanese Yen falling relative to the U.S. Dollar. Consequently, low-priced exports from Asia minimized demand for American-made products causing increased inventories. Production slowed as manufacturers sold product from existing inventories and this, in turn, slowed the economy just enough to keep inflation in check.

        The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Q       HOW DID THE FEDERAL RESERVE (THE FED) REACT TO THIS CONTINUED RUN OF
ECONOMIC GROWTH?

A       Well, ordinarily the Board of Governors (of the Federal Reserve) would have increased the Fed Funds rate. But, with the Asian problems and low inflation they were content to maintain their prevailing policy. In fact, we haven't seen them raise rates in over a year.

Q       WITH ALL THESE FACTORS COMING INTO PLAY, WHAT WAS YOUR STRATEGY FOR
MANAGING THE FUND?

A       With no change in monetary policy, we saw a continued flattening in the yield curve, which meant long-term interest rates fell relative to short-term interest rates. Since we had no yield incentive to invest in securities with longer maturities, we kept our average maturity at approximately 30 days.

Q       A 30-DAY AVERAGE MATURITY IS SHORTER THAN THE INDUSTRY AVERAGE WHICH IS
APPROXIMATELY 51 DAYS FOR GENERAL PURPOSE MONEY MARKET FUNDS. WHY DID YOU STAY IN THAT RANGE AND HOW DID THIS STRATEGY AFFECT PERFORMANCE?

A       When there's not a big difference in yields among the investments we're considering for the portfolio, the challenge is trying to maximize returns. With a very short average maturity, we had the flexibility to react and take advantage of whatever fluctuations in short-term interest rates occurred during that time. This strategy worked well for us because we were able to invest in the best issues possible, as they became available.

                                                                       Continued

 Q       WHERE DO YOU THINK THE ECONOMY IS GOING FROM HERE AND HOW WILL THAT
INFLUENCE YOUR INVESTMENT MANAGEMENT CHOICES?

A       I think the inventory correction we saw during the second quarter of
1998 is ending and production schedules will begin increasing. So, although we saw a bit of a slow-down during this last quarter, I expect the second half of 1998 to be back on a stronger growth trend. Another concern is that the core CPI (Consumer Price Index), which includes consumer products except food and energy, increased over 2% during the last 6 months. This means we've started to see price increases. If this trend continues, the Fed would certainly have some concern about inflation taking hold and most likely would raise interest rates. Based on this trend we will continue to keep the average maturity of securities held by the Fund short in order to respond quickly to changing rates. We want to provide the best yield possible for our shareholders, and to maintain the flexibility to be in a position to take advantage of opportunities.

TERMS TO KNOW

7-DAY AVERAGE
YIELD Every money market fund calculates its yield according to a standardized method prescribed by the Securities and Exchange Commission. Each day's yield is an average taken over a 7-day period. This average helps to minimize the effect of daily fluctuation in fund income.

YIELD CURVE             Yields tend to vary directly with a security's length of
                        time to maturity. When the relationship between yield and maturity is plotted on a graph it is called the YIELD CURVE. If yields for long-term investments drop relative to yields on short-term investments, the YIELD
                        CURVE will "flatten" since there will be less of a difference in yield between shorter-term and longer-term investments. When this happens, it also means longer-term securities are relatively less attractive.
                        When long-term yields increase, relative to short-term yields, and the curve steepens, longer-term securities become relatively more desirable.

*The yield curve
 shown is                          [SAMPLE YIELD CURVE* GRAPH]
 hypothetical and
 does not                                 1 Mo.     5.00
 represent the                            3 Mo.     5.50
 past or future                           6 Mo.     5.85
 performance of                           1 Yr.     6.05
 any security                             5 Mo.     6.17
 held by Zurich                          10 Mo.     6.23
 YieldWise                               30 Mo.     6.25
 Money Fund.

CONSUMER
PRICE INDEX
(CPI) The CPI is a measure of inflation based on the cost of a typical "market basket" of goods and services that reflect the current lifestyle of the typical American consumer. The Bureau of Labor Statistics compiles the CPI every month in order to track changes in the total cost from month to month and year to year.

PORTFOLIO COMPOSITION

----------------------------------------------------------------------------
                ZURICH YIELDWISE MONEY FUND                  ON 7/31/98*
----------------------------------------------------------------------------
[PIE CHART]
                              Commercial paper                      84%
                              ----------------------------------------------
                              Domestic CD's                         11
                              ----------------------------------------------
                              Foreign CD's                           4
                              ----------------------------------------------
                              U.S. Government agency notes           1
                              ----------------------------------------------
                                                                   100%
                              ----------------------------------------------
                               WEIGHTED AVERAGE MATURITY+
                              ----------------------------------------------
                              Zurich YieldWise Money Fund       24 days
                              ----------------------------------------------
                              First Tier Money Fund Average     64 days

* Portfolio composition and holdings are subject to change.

+ The fund is compared to its IBC Financial Data category: The First Tier Money Market Fund Average which consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities and tracked by IBC Financial Data.
Weighted average maturity data is as of 7/28/98.

ZURICH YIELDWISE MONEY FUND
PORTFOLIO OF INVESTMENTS

July 31, 1998 (value in thousands)


-----------------------------------------------------------------------------
   CORPORATE OBLIGATIONS
-----------------------------------------------------------------------------
   BANKING -- 10.3%         RATE             MATURITY                VALUE
-----------------------------------------------------------------------------
   Banco Real, S.A.         5.60%            10/16/98              $    9,883
(a)Deutsche Bank
   Financial, Inc.          5.55%            8/6/98                    14,988
   Merita N.A., Inc.        5.58%            9/21/98                   29,765
   Societe Generale         5.61%            10/27/98                  39,465
(a)Wells Fargo & Co.        5.54%            9/16/98                   15,999
-----------------------------------------------------------------------------
                                                                      110,100
-----------------------------------------------------------------------------
   BUSINESS LOANS -- 18.1%
-----------------------------------------------------------------------------
   Banner Receivables Corp.  5.74% - 5.78%    9/2/98 - 10/19/98        20,856
   Broadway Capital Corp.    5.80%            8/26/98                   6,972
   Corporate Receivables
   Corp.                     5.60%            8/18/98                  29,922
   FCAR Owner Trust I        5.55%            8/4/98                    9,995
   Gotham Capital Corp.      5.77% - 5.79%    10/13/98 - 10/26/98      14,806
   Madison Funding Corp.     5.57% - 5.70%    8/10/98 - 8/24/98        39,901
   Monte Rosa Capital Corp.  5.65%            8/20/98                   4,985
   Old Line Funding Corp.    5.57% - 5.70%    8/4/98 - 8/20/98         11,977
   Preferred Receivables
   Funding Corp.             5.64%            9/2/98                    4,975
   Quincy Capital Corp.      5.58%            9/21/98                  14,882
   Receivables Capital
   Corp.                     5.56%            8/21/98                   4,985
   Wood Street Funding
   Corp.                     5.59% - 5.60%    8/11/98 - 10/14/98       29,882
-----------------------------------------------------------------------------
                                                                      194,138
-----------------------------------------------------------------------------

(value in thousands)

---------------------------------------------------------------------------
   CAPITAL AND EQUIPMENT
   LENDING -- 13.6%        RATE           MATURITY                  VALUE
---------------------------------------------------------------------------
   Ace Overseas Corp.     5.62% - 5.66%    9/28/98              $   21,804
(a)American Honda
   Finance Corp.          5.64%            8/14/98 - 8/26/98        14,499
(a)Caterpillar Financial
   Services Corp.         5.63%            8/17/98                  10,000
   Centric Capital Corp.  5.58%            8/3/98                   19,994
(a)Chrysler Financial
   Corp.                  5.66%            8/19/98                  25,010
(a)Ford Motor Credit Co.  5.71%            8/3/98                    5,000
(a)IBM Credit Corp.       5.56%            8/28/98                  10,000
(a)John Deere Capital
   Corp.                  5.56%            8/10/98                   9,997
   Sanwa Business Credit
   Corp.                  5.78% - 5.89%    8/14/98 - 9/14/98        10,952
(a)Sigma Finance, Inc.    5.63%            8/3/98                   18,000
---------------------------------------------------------------------------
                                                                   145,256
---------------------------------------------------------------------------
   CAPTIVE BUSINESS LENDING -- 5.1%
---------------------------------------------------------------------------
   CSW Credit, Inc.       5.58%            8/7/98                   14,986
(a)FINOVA Capital Corp.   5.74%            9/11/98                  15,000
   Golden Manager's
   Acceptance Corp.       5.57% - 5.58%    8/10/98 - 8/14/98        19,963
(a)Prudential Funding
   Corp.                  5.65%            8/10/98                   5,000
---------------------------------------------------------------------------
                                                                    54,949
---------------------------------------------------------------------------

-----------------------------------------------------------------------------
      CONSUMER
      LENDING -- 6.7%         RATE             MATURITY                VALUE
-----------------------------------------------------------------------------
      Countrywide Home Loans 5.59% -5.60%     8/20/98 - 8/24/98    $   24,918
(a)(b)GMAC Mortgage
      Corporation of
      Pennsylvania           5.82%            8/3/98                   11,996
   (a)Household Finance
      Corp.                  5.56%            8/31/98                  14,993
      J.C. Penney Funding
      Corp.                  5.58% - 5.62%    8/3/98 - 8/4/98          14,994
      Transamerica Finance
      Corp.                  5.58%            9/10/98                   4,969
-----------------------------------------------------------------------------
                                                                       71,870
-----------------------------------------------------------------------------
      CONSUMER PRODUCTS
      AND SERVICES -- .9%
-----------------------------------------------------------------------------
      Coca-Cola Enterprises,
      Inc.                   5.61%            8/3/98                    9,997
-----------------------------------------------------------------------------
      DIVERSIFIED FINANCE -- 15.2%
-----------------------------------------------------------------------------
      Alpine Securitization
      Corp.                  5.56%            8/3/98 - 8/4/98          29,990
      Barton Capital Corp.   5.59%            9/8/98                    9,942
   (a)CIT Group Holdings,
      Inc.                   5.58%            8/3/98                    9,998
      CXC, Inc.              5.56%            8/20/98                   4,985
      Commercial Credit Co.  5.55%            8/20/98                   9,971
      Eksportfinans ASA      5.57%            8/10/98                   9,986
      Heller Financial, Inc. 5.84%            8/27/98                  24,896
      Thunder Bay Funding,
      Inc.                   5.57% - 5.59%    8/12/98 - 8/31/98        24,943
      Twin Towers, Inc.      5.61% - 5.64%    9/4/98 - 10/21/98        24,796
      Variable Funding Capital
      Corp.                  5.57%            9/1/98                   12,938
-----------------------------------------------------------------------------
                                                                      162,445
-----------------------------------------------------------------------------

(value in thousands)

---------------------------------------------------------------------------
    FINANCIAL
    SERVICES -- 7.3%       RATE             MATURITY                  VALUE
---------------------------------------------------------------------------
 (a)Bear Stearns Cos.,
    Inc.                   5.63% - 5.64%    8/6/98 - 8/18/98     $    8,000
 (a)CS First Boston, Inc.  5.61%            8/3/98                    9,999
 (a)Goldman, Sachs Group,
    L.P.                   5.60%            8/7/98                    8,000
 (a)Lehman Brothers
    Holdings, Inc.         5.71%            8/20/98                  10,000
    Merrill Lynch & Co.,
    Inc.
                        (a)5.61% -
                           5.62%            8/4/98 - 8/14/98         19,500
                           5.60%            10/15/98                  9,885
 (a)Morgan Stanley, Dean
    Witter & Co.           5.76%            9/10/98                   3,001
    Salomon Smith Barney
    Holdings, Inc.         5.58%            8/11/98                   9,985
---------------------------------------------------------------------------
                                                                     78,370
    HEALTH CARE -- .9%
---------------------------------------------------------------------------
    Baxter International,
    Inc.                   5.58%            9/1/98                    9,952
---------------------------------------------------------------------------
    MANUFACTURING/INDUSTRIAL -- 1.8%
---------------------------------------------------------------------------
    Monsanto Co.           5.60% - 5.61%    10/14/98 - 10/27/98      19,753
---------------------------------------------------------------------------
    MUNICIPAL OBLIGATION -- 1.4%
---------------------------------------------------------------------------
    California, Pollution
    Control Revenue        5.62%            9/11/98                  15,000
---------------------------------------------------------------------------
    UTILITIES -- 2.3%
---------------------------------------------------------------------------
    Frontier Corp.         5.59% - 5.61%    8/13/98 - 8/26/98        24,933
---------------------------------------------------------------------------
    TOTAL CORPORATE OBLIGATIONS -- 83.6%
    (AVERAGE MATURITY: 29 DAYS)                                     896,763
---------------------------------------------------------------------------


BANK OBLIGATIONS
CERTIFICATES OF DEPOSIT AND BANK NOTES --

---------------------------------------------------------------------------
    U.S. BANKS -- 11.1%    RATE             MATURITY                  VALUE
---------------------------------------------------------------------------
 (a)Amex Centurian Bank    5.62%            8/5/98               $    5,000
 (a)AmSouth Bank of
    Alabama                5.54%            8/24/98                   5,999
 (a)Bank One               5.60%            8/4/98                    7,999
 (a)Bankers Trust Co.      5.58%            8/3/98                   14,993
 (a)Comerica Bank          5.55%            9/22/98                   5,000
 (a)FCC National Bank      5.55%            8/3/98                   14,991
 (a)First USA Bank         5.99%            9/16/98 - 9/28/98        10,014
 (a)Key Bank, N.A.         5.57%            8/3/98                    6,999
 (a)Mellon Bank Corp.      5.60%            8/7/98                    8,000
 (a)J.P. Morgan & Co.,
    Inc.                   5.55%            8/7/98                    9,994
    Nationsbank, N.A.      5.58%            11/2/98                  10,000
 (a)Old Kent Bank          5.59%            10/13/98                  9,999
 (a)PNC Bank, N.A.         5.57%            8/3/98                    9,996
---------------------------------------------------------------------------
                                                                    118,984
---------------------------------------------------------------------------

    CERTIFICATES OF DEPOSIT --
    FOREIGN BANKS -- 4.2%
---------------------------------------------------------------------------
 (a)Banque Nationale de
    Paris                  5.62%            8/3/98                   15,000
 (a)National Bank of
    Canada                 5.60%            8/5/98                    9,999
 (a)Svenska Handelsbanken  5.54%            8/3/98                   19,989
---------------------------------------------------------------------------
                                                                     44,988
---------------------------------------------------------------------------
    TOTAL BANK OBLIGATIONS -- 15.3%
    (AVERAGE MATURITY: 18 DAYS)                                     163,972
---------------------------------------------------------------------------

(value in thousands)


---------------------------------------------------------------------------
   U.S. GOVERNMENT
   AGENCY NOTES -- 1.2%
                           RATE             MATURITY                  VALUE
---------------------------------------------------------------------------
(a)Federal National
   Mortgage Association      5.22%            8/4/98            $   12,284
   (AVERAGE MATURITY: 4
   DAYS)
---------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.1%
   (AVERAGE MATURITY: 27 DAYS)                                   1,073,019
---------------------------------------------------------------------------
   LIABILITIES, LESS CASH AND OTHER ASSETS -- (.1)%                 (1,291)
---------------------------------------------------------------------------
   NET ASSETS -- 100%                                           $1,071,728
---------------------------------------------------------------------------


SEE ACCOMPANYING NOTES TO PORTFOLIO OF INVESTMENTS.

NOTES TO
PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate securities. The rates shown are the current rates at July 31, 1998. The dates shown represent the demand date or the next interest rate change date.

(b) Illiquid securities. At July 31, 1998, the value of illiquid securities was $11,996,000 which represented 1.1% of net assets.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
ZURICH YIELDWISE MONEY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Zurich YieldWise Money Fund as of July 31, 1998, and the related statement of operations for the year then ended and statement of changes in net assets and the financial highlights for the year then ended and for the period from April 17, 1997 (commencement of operations) to July 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zurich YieldWise Money Fund at July 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
September 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1998
(IN THOUSANDS)

----------------------------------------------------------------------
 ASSETS
----------------------------------------------------------------------
 Investments, at amortized cost                             $1,073,019
----------------------------------------------------------------------
 Cash                                                              106
----------------------------------------------------------------------
 Receivable for:
   Fund shares sold                                              2,084
----------------------------------------------------------------------
   Interest                                                      2,630
----------------------------------------------------------------------
     TOTAL ASSETS                                            1,077,839
----------------------------------------------------------------------

----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
----------------------------------------------------------------------
Payable for:
   Dividends                                                     1,116
----------------------------------------------------------------------
   Management fee                                                  332
----------------------------------------------------------------------
   Fund shares redeemed                                          4,478
----------------------------------------------------------------------
   Other                                                           185
----------------------------------------------------------------------

----------------------------------------------------------------------
 TOTAL LIABILITIES                                               6,111
----------------------------------------------------------------------
 NET ASSETS APPLICABLE TO SHARES
 OUTSTANDING                                                $1,071,728
----------------------------------------------------------------------

----------------------------------------------------------------------
 THE PRICING OF SHARES
----------------------------------------------------------------------

 Shares outstanding                                          1,071,728
----------------------------------------------------------------------
 Net asset value and redemption price per
 share                                                           $1.00
----------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 1998
(IN THOUSANDS)

-------------------------------------------------------------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------
 Interest income                                             $48,129
-------------------------------------------------------------------------
 Expenses:
   Management fee                                              3,252
-------------------------------------------------------------------------
   Custodian and transfer agent fees and related expenses        235
-------------------------------------------------------------------------
   Reports to shareholders                                        54
-------------------------------------------------------------------------
   Registration costs                                            185
-------------------------------------------------------------------------
   Professional fees                                              17
-------------------------------------------------------------------------
   Trustees' fees and other                                        8
-------------------------------------------------------------------------
      Total expenses before expense waiver and absorption      3,751
-------------------------------------------------------------------------
 Less expenses waived and absorbed by the investment
   manager                                                    (3,133)
 ------------------------------------------------------------------------
      Total expenses absorbed by the Fund                        618
 ------------------------------------------------------------------------
 NET INVESTMENT INCOME                                       $47,511
 ------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

------------------------------------------------------------------------
                                                               APRIL 17,
                                                      YEAR       1997(A)
                                                      ENDED        TO
                                                     JULY 31,    JULY 31,
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY      1998       1997
 -----------------------------------------------------------------------
 Net investment income                             $   47,511      1,395
 -----------------------------------------------------------------------
 Dividends to shareholders from net investment
 income                                               (47,511)    (1,395)
 -----------------------------------------------------------------------
 Capital share transactions
 (dollar amounts and number of shares are the
 same):
      Shares sold                                   2,705,314    267,580
 -----------------------------------------------------------------------
      Shares issued in reinvestment of
      dividends                                        43,882      1,184
 -----------------------------------------------------------------------
                                                    2,749,196    268,764
 -----------------------------------------------------------------------
        Shares redeemed                            (1,922,532)   (23,800)
 -----------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE TRANSACTIONS
 AND TOTAL INCREASE IN NET ASSETS                     826,664    244,964
------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
 Beginning of period                                  245,064        100
------------------------------------------------------------------------
 END OF PERIOD                                     $1,071,728    245,064
------------------------------------------------------------------------

(a) Commencement of operations

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE
   FUND Zurich YieldWise Money Fund (the Fund) is an open-end, diversified, management investment company organized as a business trust under the laws of Massachusetts. The Fund invests in short-term high-quality obligations of major banks and corporations.

2. SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

                             INVESTMENT TRANSACTIONS AND INTEREST INCOME.
                             Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments.

                             FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the Fund determines its net asset value per share (NAV) by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The NAV is determined at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Central time. The Fund declares a daily dividend, equal to its net investment income for that day, payable monthly. Net investment income consists of all interest income plus (minus) all realized gains (losses) on portfolio securities, minus all expenses of the Fund.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

3. TRANSACTIONS WITH
   AFFILIATES                MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .50% of the first $215 million of average daily net assets declining to .25% of average daily net assets in excess of $800 million. During the year ended July 31, 1998, the Fund incurred a management fee of $332,000 after an expense waiver by Scudder
                             Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $117,000 for the year ended July 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended July 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.

                             EXPENSE ABSORPTION. Scudder Kemper agreed to temporarily waive its management fee and reimburse or pay 100% of the Fund's other operating expenses through March 1, 1998. In addition, Scudder Kemper has agreed to gradually reinstate its management fee and other operating expenses up to a maximum of .45% until January 1, 1999. For the year ended July 31, 1998, Scudder Kemper absorbed expenses of $3,133,000.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------


                                                         APRIL 17 (A)
                                             YEAR ENDED      TO
                                              JULY 31,     JULY 31,
PER SHARE OPERATING PERFORMANCE                 1998         1997
--------------------------------------------------------------------
Net asset value, beginning of period               $1.00        1.00
--------------------------------------------------------------------
Net investment income                                .06         .02
--------------------------------------------------------------------
Less dividends declared                              .06         .02
--------------------------------------------------------------------
Net asset value, end of period                     $1.00        1.00
--------------------------------------------------------------------
TOTAL RETURN                                        5.81%       1.69
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------
Expenses after expense waiver                        .07%         --
--------------------------------------------------------------------
Net investment income                               5.63%       5.66
--------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------
Expenses                                             .44%        .60
--------------------------------------------------------------------
Net investment income                               5.26%       5.06
--------------------------------------------------------------------

--------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------

Net assets at end of period (IN THOUSANDS)    $1,071,728     245,064

(a) Commencement of operations

Note: Scudder Kemper agreed to temporarily waive its management fee and absorb all operating expenses of the Fund through March 31, 1998. In addition, Scudder Kemper has agreed to gradually reinstate its management fee and other operating expenses up to a maximum of .45% until January 1, 1999. The Other Ratios to Average Net Assets are computed without these expense waivers.

TAX INFORMATION

  All of the dividends are taxable as ordinary income. These dividends, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department Regulations.

  Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Zurich account please call 1-888-987-4241.

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













                      (This page intentionally left blank)

TRUSTEES AND OFFICERS

TRUSTEES                                 OFFICERS

DANIEL PIERCE                            MARK S. CASADY
Chairman and Trustee                     President

DAVID W. BELIN                           PHILIP J. COLLORA
Trustee                                  Vice President and
                                         Secretary
LEWIS A. BURNHAM
Trustee                                  JERARD K. HARTMAN
                                         Vice President
DONALD L. DUNAWAY
Trustee                                  THOMAS W. LITTAUER
                                         Vice President
ROBERT B. HOFFMAN
Trustee                                  ANN M. MCCREARY
                                         Vice President
DONALD R. JONES
Trustee                                  ROBERT C. PECK, JR.
                                         Vice President
SHIRLEY D. PETERSON
Director                                 KATHRYN L. QUIRK
                                         Vice President
WILLIAM P. SOMMERS
Trustee                                  FRANK J. RACHWALSKI, JR.
                                         Vice President
EDMOND D. VILLANI
Trustee                                  LINDA J. WONDRACK
                                         Vice President

                                         JOHN R. HEBBLE
                                         Treasurer

                                         MAUREEN E. KANE
                                         Assistant Secretary

                                         CAROLINE PEARSON
                                         Assistant Secretary

                                         ELIZABETH C. WERTH
                                         Assistant Secretary

                                         BRENDA LYONS
                                         Assistant Treasurer

--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419066
                              Kansas City, MO 64141-6066

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              801 Pennsylvania
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

[RECYCLE LOGO]
Printed on recycled paper.

This report must be preceded
or accompanied by a Zurich YieldWise Money
Fund prospectus.

ZYMF-2 (9/98)    1055270                                [ZURICH LOGO]
Printed in the U.S.A.